LEASE AGREEMENT

This Lease, executed in duplicate at Palo Alto, California, this 16th day of February, 2000

Parties

by and between

The Milla and Raymond Handley 1992 Trust and

Drexler Technology Corporation, a Delaware corporation

hereinafter called respectively Lessor and Lessee, without regard to number or gender.

Premises

      1. WITNESSETH: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter in this lease designated as "the Premises", with the appurtenances, situated in the City of Mountain View, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

An approximate 13,100 square foot freestanding industrial building situated on an approximate 0.92 acre lot, commonly referred to as 2751 Marine Way (the "Building").

Use

      2. The Premises shall be used and occupied by Lessee for the purpose of general office, marketing, design, manufacture and assembly and other related legal uses and for no other purpose without the prior written consent of Lessor.

Term

      3. The term shall be for four (4) years, commencing on the 1st day of May 2000 (the "Commencement Date"), and terminating on the 30th day of April 2004 (the "Termination Date".)

Rental

      4. Rent shall be payable to the Lessor without deduction or offset at such place or places as may be designated from time to time by the Lessor as follows:

Twenty Eight Thousand Five Hundred Thirty Seven and 70/100ths Dollars ($28,537.70) shall be due on May 1, 2000 and on the 1st day of each and every month including April 1, 2001. Twenty Nine Thousand Five Hundred Ninety Five and 90/100ths Dollars ($29,595.90) shall be due on

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May 1, 2001 and on the 1st day of each and every month through April 1, 2002.
Thirty Thousand Six Hundred Fifty Four and 10/100ths Dollars ($30,654.10) shall be due on May 1, 2002 and on the 1st day of each and every month through April 1, 2003. Thirty One Thousand Seven Hundred Twelve and 30/100ths Dollars $31,712.30) shall be due on May 1, 2003 and on the 1st day of each and every month through April 1, 2004. See Addendum Paragraph 102.

Security Deposit

      5. Lessee has deposited with Lessor Thirty One Thousand Seven Hundred Twelve and 30/100ths Dollars ($31,712.30) as security for the full and faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security or any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

Possession

      6. If Lessor, for any reason whatsoever, cannot deliver possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, or Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed zero (0) days from the commencement date herein. If the period of delay of delivery exceeds the foregoing, Lessee, at his or its option, may declare this Lease null and void.

Acceptance of Premises and Consent to Surrender

      7. By entry hereunder, the Lessee accepts the Premises as being in good and satisfactory condition, as of the Entry Date unless within thirty (30) days after such entry date Lessee shall give Lessor written notice specifying in reasonable detail the respects in which the Premises were not in satisfactory condition. The Lessee agrees on the last day of the term hereof, or on sooner termination of this Lease, to surrender the premises, together with all alterations, additions, and improvements which may have been made in, to, or on the Premises by Lessor or Lessee, unto Lessor in the same good condition as at Lessee's entry into the Premises excepting for such wear and tear as would be normal for the period of the Lessee's occupancy. The Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all Lessee's personal property and trade fixtures from the premises and all property not so removed shall be deemed to

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be abandoned by the Lessee. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, the Lessee shall indemnify the Lessor against loss or liability resulting from delay by the Lessee in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. See Addendum Paragraph 103.

Uses Prohibited

      8. Lessee shall not commit, or suffer to be committed, any waste upon the Premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

Alterations and Additions

      9. The Lessee shall make no alterations, additions or improvements to the Premises or any part thereof without first obtaining the prior written consent of the Lessor. Lessor agrees not to unreasonably withhold or delay consent. The Lessor may impose as a condition to the aforesaid consent such requirements as Lessor may deem necessary in Lessor's sole discretion, including without limitation thereto, the manner in which the work is done, a right of approval of the contractor by whom the work is to be performed, the times during which it is to be accomplished, and the requirement that upon written request of Lessor prior to the expiration or earlier termination of the Lease, Lessee will remove any or all improvements or additions to the Premises installed at Lessee's expense. All such alterations, additions or improvements not specified to be removed shall at the expiration or earlier termination of the lease become the property of the Lessor and remain upon and be surrendered with the Premises. All movable furniture, business and trade fixtures, and machinery and equipment shall remain the property of the Lessee and may be removed by the Lessee at any time during the Lease term when Lessee is not in default hereunder. Items which are not to be deemed as movable furniture, business and trade fixtures, or machinery and equipment shall include heating, lighting, electrical systems, air conditioning, partitioning, carpeting, or any other installation which has become an integral part of the Premises. The Lessee will at all times permit notices of non-responsibility to be posted and to remain posted until the completion of alterations or additions which have been approved by the Lessor. See Addendum Paragraph 104.

Maintenance of Premises

      10. The Lessor will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of

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roofing experts, and provided that said replacement is not made necessary by acts of the Lessee and Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this lease because of Lessor's failure to keep the Premises in good order, condition or repair. See Addendum Paragraph 105.

Fire and Extended Coverage Insurance and Subrogation

      11. Lessee shall not use, or permit the Premises, or any part thereof, to be used, for any purposes other than that for which the Premises are hereby leased; and no use shall be made or permitted to be made on the Premises, nor acts done, which cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell or permit to be kept, used, or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

      11.1 Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessee, Lessor, and any third parties named by Lessor which may include Lessor's lender, against any liability arising out of the condition, use, occupancy or maintenance of the Premises. Such insurance policy shall have a combined single limit for both bodily injury and property damage in an amount of not less than One Million Dollars ($1,000,000.00). The limits of said insurance shall not limit the liability of Lessee hereunder.

      11.2 Lessee shall, at its expense, keep in force during the term of this Lease, a policy of fire and property damage insurance in an "all risk" form with a sprinkler leakage endorsement, insuring Lessee's inventory, fixtures, equipment and personal property within the Premises for the full replacement value thereof.

      11.3 Lessor shall maintain a policy or policies of fire and property damage insurance in an "all risk" form, with sprinkler and, at the option of the Lessor, earthquake endorsements, covering loss or damage to the building, including Lessee's leasehold improvements installed with the written consent of the Lessor, in such amounts and with such coverage as Lessor deems advisable.

      11.4 Lessee shall pay to Lessor as additional rent, during the term hereof, upon receipt of an invoice therefore, one hundred percent (100%) of the premiums for any insurance obtained by Lessor pursuant to 11.3 above. Lessor may obtain such insurance for the Building separately, or together with other buildings and improvements which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premiums for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this

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paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

      11.5 Notwithstanding anything to the contrary contained in this Lease Lessee and Lessor each hereby waives any and all rights of recovery against the other, or against the officers, directors, employees, partners, agents and representatives of the other, for loss or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is insured against under any insurance policy required to be carried by Lessor or Lessee hereunder. Each party shall notify their respective insurance carriers of this waiver.

Abandonment

      12. Lessee shall not vacate or abandon the Premises at any time during the term; and if Lessee shall abandon, vacate or surrender the premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

Free From Liens

      13. Lessee shall keep the Premises and the property in which the Premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

Compliance with Governmental Regulations

      14. Lessee shall, at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which may hereafter be in force (the "Applicable Laws") pertaining to the Premises, and shall faithfully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of that fact as between Lessor and Lessee. See Addendum Paragraph 106.

Indemnification of Lessor and Lessee's Liability Insurance

      15. The Lessee, as a material part of the consideration to be rendered to the Lessor, hereby waives all claims against the Lessor for damages to goods, wares and merchandise, and all other personal property in, upon, or about the Premises and for injuries to persons in or about the Premises, from any cause arising at any time, excepting claims arising from negligence or willful misconduct of Lessor, or Lessor's agents, employees or contractors, and the Lessee will hold the Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise and all other personal property of any person, arising from the use of the Premises by the Lessee, or from the failure of the Lessee to keep the Premises in good condition and repair, as herein provided, excepting any claims

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arising from the negligence or willful misconduct of Lessor or Lessor's agents, employees or contractors.

Advertisements and Signs

      16. Lessee will not place or permit to be placed, in, upon or about the Premises any unusual or extraordinary signs, or any signs not approved by the city or other governing authority. The Lessee will not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of the Lessor first had and obtained (which consent will not be unreasonably withheld or delayed). Any sign so placed on the Premises shall be so placed upon the understanding and agreement that Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

Utilities

      17. Lessee shall pay for all water, gas, heat, light, power, telephone service and all other service supplied to the Premises.

Attorney's Fees

      18. In case suit should be brought for the possession of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party a reasonable attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

Default

      19. In the event of any breach of this lease by the Lessee, or an abandonment of the Premises by the Lessee, the Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, or 2) allowing the Lessee to remain in full possession and control of the Premises. If the Lessor chooses to repossess the Premises, the Lease will automatically terminate in accordance with provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at(seven percent) 7% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at (seven percent) 7% per annum; 3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonable avoided; and 4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to result

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therefrom. If the Lessor chooses not to repossess the premises, but allows the
Lessee to remain in full possession and control of the Premises, then in accordance with provisions of the California Civil Code, Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the lease. For the purposes of this paragraph, the following do not constitute a termination of Lessee's right to possession: (a) Acts of maintenance or preservation or efforts to re-let the property. (b) The appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

Late Charges

      20. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

Surrender of Lease

      21. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subleases or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

Taxes

      22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures. The Lessee also agrees to pay, as additional rental, during the term of this Lease and any extensions thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this Lease. If said taxes and assessments are assessed against the entire building and building site, and this Lease does not cover the entire building or building site, the taxes and assessment installments allocated to the Premises shall be pro-rated on a square footage or other equitable basis, as calculated by the Lessor. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.

Notices

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      23. All notices to be given to Lessee shall be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said Premises, whether or not Lessee has departed from, abandoned or vacated the Premises.

Entry by Lessor

      24. Lessee shall permit Lessor and his agents to enter into and upon the Premises at all reasonable times after twenty four (24) hour prior written notice for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety
(90) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "For Sale" or "To Lease" signs and exhibit the Premises to prospective tenants at reasonable hours. See Addendum Paragraph 107.

Destruction of Premises

      25. In the event of a partial destruction of the Premises during the said term from any cause covered by Insurance except earthquake, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. If such repairs cannot be made in ninety
(90) days, Lessor may, at his option, make same within a reasonable time not to exceed one hundred eighty (180) days, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in ninety (90) days, or such repairs cannot be made under such laws and regulations within one hundred eighty (180) days, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provision of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premises may be situated be destroyed to the extent of not less than thirty three and one third percent (331/3%) of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises be injured or not. A total destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and

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Lessee, who shall bear the cost of such arbitration equally between them.

Assignment and Subletting

      26. The Lessee shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenance thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of the Lessor. Lessor agrees not to unreasonably withhold or delay consent to sublet or assign. The Lessee shall, by one hundred twenty (120) days written notice, advise the Lessor of its intent to sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of Lessee's notice, Lessor shall either give approval to Lessee to sublease the portion of the Premises described in Lessee's notice, or Lessor shall terminate this Lease as to the portion of the Premises described in Lessee's notice on the date specified in Lessee's notice. If Lessee intends to sublet the entire Premises and Lessor elects to terminate this Lease, this Lease shall be terminated on the date specified in Lessee's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a prorata basis to the number of square feet retained by Lessee, and this Lease as so amended shall continue in full force and effect. If the Lessor approves a subletting, the Lessee may sublet immediately after receipt of the Lessor's written approval. In the event Lessee is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Lessor, no assignee, transferee or sublessee shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of the Lessor. A consent of Lessor to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Lessee from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Lessee and shall, at the option of Lessor exercised by written notice to Lessee, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Lessor. As a condition to its consent, Lessor may require Lessee to pay all expense in connection with the assignment, and Lessor may require Lessee's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease. See Addendum Paragraph 108.

Condemnation

      27. If any part of the premises shall be taken for any public or quasi-public use, under any statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemner

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or purchaser, and the rent payable hereunder shall be adjusted so that the
Lessee shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the option to terminate this Lease as of the date when title to the part so taken vests in the condemner or purchaser. If all of the premises, or such part thereof be taken so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate. If a part of all of the Premises be taken, all compensation awarded upon such taking shall go to the Lessor and Lessee shall have no claim thereto.

Effect of Conveyance

      28. The term "Lessor" as used in this Lease, means only the owner for the time being of the land and building containing the Premises, so that, in the event of any sale of said land or building, or in the event of a lease of said building, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder to the extent that they pertain to the period of time on or after the effective date of such transfer and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

Subordination

      29. Lessee agrees that this Lease may, at the option of Lessor, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the land and building or land or building of which the Premises form a part, and this subordination is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter, on demand, execute any instruments, releases, or other documents that may be required by any mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security, and the failure of the Lessee to execute any such instruments, releases or documents, shall constitute a default hereunder. See Addendum Paragraph 109.

Waiver

      30. The waiver by either Lessor or Lessee of any breach of any term, covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the

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failure of Lessee to pay the particular rental so accepted, regardless of
Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

Holding Over

      31. Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

Successors and Assigns

      32. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

Time

      33. Time is of the essence of this Lease.

Marginal Captions

      34. The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof. This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest. See Addendum Paragraphs 110 and 111.

ADDENDUM TO LEASE ATTACHED HERETO IS HEREBY MADE A PART OF THIS LEASE.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY PROTECTED. RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

      IN WITNESS WHEREOF, Lessor and Lessee have executed these presents, the day and year first above written.

LESSOR                              LESSEE

The Milla and Raymond               Drexler Technology Corporation
Handley 1992 Trust


/s/R. J. Handley                    /s/Steven G. Larson
------------------------------      ------------------------------------


By: R. J. Handley                   By: Steven G. Larson
------------------------            ------------------------------------

Its: Co-Trustee                     Vice President, Finance
------------------------            ------------------------------------

                                    February 5, 2000

                                ADDENDUM TO LEASE

This Addendum to Lease ("Addendum") shall add the following provisions to the Lease between Raymond G. Handley ("Lessor"), and Drexler Technology Corporation, a Delaware corporation ("Lessee") dated February 16, 2000 (the "Lease"). The term "this Lease" when used herein shall mean the Lease as modified by this Addendum. All capitalized terms not defined in this Addendum shall have the meanings given in the Lease. If the terms of this Addendum conflict with the other terms of the Lease, the terms of this Addendum shall prevail and be controlling.

            102. Early Occupancy. This Lease, effective May 1, 2000, supersedes the lease between Lessor and Lessee dated January 28, 1999 for the approximate 5,038 square foot portion of the Premises demised under this Lease and upon execution hereof, Lessor and Lessee hereby acknowledge that the above referenced lease is surrendered. Notwithstanding the foregoing, Lessor shall allow Lessee to occupy the entire Building commencing March 1, 2000 so that Lessee may design and construct alterations and improvements as necessary. Such early occupancy shall be on all the terms and conditions of this Lease excepting that the monthly rental for March and April of 2000 shall be Nine Thousand Three Hundred Forty and No/100ths Dollars ($9,340.00). Lessee's design and construction of improvements and alterations shall be subject to the terms contained in Paragraph 9 of this Lease and Paragraph 104 of this Addendum.

            103. Acceptance of Premises and Consent to Surrender. The following provision is added to the end of Section 7 of the Lease:

      Notwithstanding anything to the contrary contained in Paragraph 7 of the Lease, Lessee hereby Leases the Premises from Lessor in "as is", "where is" condition and Lessor shall only be obligated to deliver to Lessee that portion of the Premises which is not currently occupied by Lessee in broom clean condition with the roof covering, HVAC, plumbing and electrical systems (collectively, the "Building Systems") in good working order and repair, damaged ceiling tiles replaced, fluorescent light fixtures revamped and the tile flooring in the area indicated on Exhibit A removed. Lessee shall be solely responsible for all costs of any improvements or alterations and Lessor shall have no obligation to contribute toward the cost of any improvements or alterations whatsoever. If Lessee gives Lessor written notice within such thirty (30) day period that the Building Systems were not found in good and satisfactory condition, then promptly after receiving such notice Lessor shall cause the same to be corrected at its own expense without right to reimbursement from Lessee.

            104. Alterations and Additions. The following provision is added to the end of Section 9 of the Lease:

      Notwithstanding anything to the contrary in this Lease, at the time Lessor grants its consent to any alterations, additions or improvements, Lessor shall notify Lessee whether or not Lessor will require Lessee to remove such alterations, additions or improvements at the end of the Lease term.

            105. Maintenance of the Premises. The following provision is added to the beginning of Section 10 of the Lease:

      Lessee shall, at Lessee's cost, keep and maintain the interior of the Premises, including but not limited to, glazing, plumbing, electrical systems, any store front, roof covering - unless it is not feasible to repair the existing roof covering and a new roof covering is required, in good order, condition and repair. Lessor, at Lessor's sole cost and expense, shall maintain the exterior of the walls, and structural portions of the roof, foundations and floors except for any repairs caused by the wrongful act of the Lessee and Lessee's agents. The Lessor will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts and provided that said replacement is not made necessary by acts of the Lessee or Lessee's agents. The Lessee shall maintain heating and air conditioning installations. Costs or expenses which are incurred by Lessor that according to generally accepted accounting principles are required to be capitalized, shall be reimbursable by Lessee only on an amortized basis over the useful life of the improvement; provided, however, Lessee shall have no obligation to reimburse Lessor for the cost of repairs or replacements to the heating and air conditioning installations or roof covering required during the first twelve (12) months of the Lease term, or if the need for such repair or replacement is caused by the negligence or willful misconduct of Lessor or Lessor's agents, employees, or contractors, or other tenants of the Building.

            106. Compliance with Governmental Regulations. The following provision is added to the end of Section 14 of the Lease:

      Notwithstanding the foregoing, Lessee shall be responsible for bringing the Premises into compliance with Applicable Laws only to the extent that such compliance is "triggered" by Lessee's unique and particular use of the Premises and by Lessee's construction of interior improvements.

            107. Entry of Lessor. The following provision is added to the end of
Section 24 of the Lease:

      Any work performed by Lessor pursuant to this Section shall be done in a manner which causes the least amount of inconvenience and interference to Lessee's use of the Premises and the common areas as reasonably possible.

            108. Assignment and Subletting. The following provision is added after the first sentence of Section 26 of the Lease:

      As a condition for granting its consent of any subletting, the Lessor shall require the Lessee to agree to pay to Lessor, as additional rental fifty percent (50%) of all rent received by the Lessee from its Sublessee which are in excess of the amount payable by Lessee to Lessor hereunder, provided, however, in calculating the sums in excess of rent payable by Lessee to Lessor, Lessee shall first be entitled to recover (i) reasonable leasing commissions paid to third parties in order to obtain the assignment or subletting in question, (ii) reasonable attorney's fees paid by Lessee with respect to the assignment or subletting in question, and (iii) the unamortized cost of Lessee's improvements and alterations.

The following provision is added to the end of Section 26 of the Lease.

      Lessor's prior consent shall not be required for any assignment, sublease or other transfer of Lessee's interest in the Premises or the Lease to any corporation with which Lessee may merge or consolidate or become affiliated as a parent, subsidiary, holding company or otherwise, or to an entity in which Lessee has a controlling interest.

            109. Subordination. The following provision shall be added to the end of Section 29 of the Lease.

      Notwithstanding anything to the contrary in this Section 29 of the Lease, any such subordination shall not provide for or permit a termination of this Lease by any party or under any circumstances so long as Lessee is not in default under the terms of this Lease beyond any applicable cure period.

            110. Hazardous Materials. Lessor agrees that Lessee shall have no liability or responsibility whatsoever for any Hazardous Material on or about the Premises, the Building, or the related common areas which were not created by Lessee, or Lessee's agents, employees, contractors, or affiliates. Lessor shall indemnify, defend and hold Lessee harmless against all claims, losses, costs or liabilities arising out of or related to testing for, or the presence, use, storage, disposal, removal, remediation or clean-up of any Hazardous Material in or about the Premises, the Building or the common areas, unless caused by, contributed to, or created by Lessee. As used herein, the term "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any state, federal, local government authority, including asbestos and all of those materials and substances designated as hazardous or toxic by the Environmental Protection Agency, the California Water Quality Control Board, the Department of Labor, the California Department of Industrial Relations, the Department of Transportation, the Department of Agriculture, the Department of Health Services or the Food and Drug Agency.

            111. Option to Extend. Subject to the conditions below, Lessee shall have the option(s) to extend the term of this Lease for one (1) period of five
(5) years (the "Extension Term"), which Extension Term shall commence upon the expiration of the previous term. Lessee shall give Lessor notice of the exercise of its option at least six (6) months but not more than nine (9) months prior to the expiration of the then current term. The Extension Term shall be upon the same terms and conditions as contained in the Lease, except that the Rent shall be determined in accordance with the procedure set forth below. If Lessee has exercised its option to extend, the phrase "Lease Term" as used in the Lease shall mean the initial term of the lease and the Extension Term.

            Rent for the Option Term shall be at fair market rental value, determined as follows:

      (i) Lessor shall deliver to Lessee written notice of Lessor's determination of fair market rental value within thirty (30) days after Lessor receives notice from Lessee that Lessee has exercised its option to extend.

      (ii) If Lessee disputes Lessor's determination of the fair market rental value as contained in Lessor's notice, Lessee shall notify Lessor in writing within ten (10) days of its receipt of Lessor's determination, which notice shall set forth Lessee's determination of the fair market rental value. Should Lessee timely notify Lessor as aforesaid, Lessor and Lessee shall attempt to resolve their differences within ten (10) days following Lessor's receipt to Lessee's notice.

      (iii) If Lessor and Lessee cannot agree on fair market rental value during such ten (10) day period, Lessor and Lessee shall each appoint a disinterested real estate broker experienced in leasing similar space in the county in which the Premises are located and give notice of such appointment to the other within ten (10) days after the preceding ten (10) day period. If either Lessor or Lessee shall fail timely to appoint a broker, then the single broker appointed by one party shall proceed to make the determination of fair market rental value. Such broker(s) shall, within thirty (30) days after the appointment of the last of them to be appointed, complete their written determinations of fair market rental value and furnish the same to Lessor and Lessee. Each party shall pay the fees and costs of the broker appointed by it. If the valuations vary by ten percent (10%) or less of the higher value, the fair market rental value shall be the average of the two variations.

      (iv) If the valuations vary by more than ten percent (10%) of the higher value, the two brokers shall, within ten (10) days after submission of the last appraisal report, appoint a third disinterested broker. Such third broker shall, within thirty (30) days after appointment, select one of the two valuations submitted by the first two brokers as such third broker's determination of fair market value, and shall submit such decision to Lessor and Lessee. The fair market rental value of the Premises as determined by the third broker shall be controlling. All fees and costs incurred in connection with the determination of fair market rental value by the third broker shall be paid one-half by Lessor and one-half by Lessee.

      (v) For purposes of this Paragraph, the fair market rental value of the Premises shall take into consideration all current market factors, including without limitation the quality, size and location of the Premises. In no event, however, shall the monthly rental amount be less than that being paid during the final year of the original lease period.

LESSOR:                                   LESSEE:

The Milla and Raymond                     Drexler Technology Corporation,
Handley 1992 Trust                        a Delaware Corporation


By: /s/R. J. Handley                      By: /s/ Steven G. Larson
------------------------------------      ------------------------------

                                          Date: February 25, 2000